Exhibit 10.16
Amendment No. 2 to
Loan and Security Agreement

Borrowers:	BroadSoft, Inc., a Delaware corporation (“Parent”)
BroadSoft International, Inc., a Delaware corporation
BroadSoft M6, LLC, a Delaware limited liability company
BroadSoft Sylantro, Inc,, a Delaware corporation

Address:	220 Perry Parkway
Gaithersburg, Maryland 20877

Date:	June 30, 2009
     THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT is entered into between ORIX Venture Finance LLC, a Delaware limited liability company (“ORIX”) and the borrowers named above (jointly and severally, “Borrower”).
     The Parties agree to amend the Loan and Security Agreement between them, dated September 26, 2008 (as amended, the “Loan Agreement”), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)
     1. Limited Waiver; Extension of Delivery of 2008 Audited Financials. In accordance with Section 5(b) of the Schedule to the Loan Agreement, Parent is required to deliver to ORIX, within 180 days of its 2008 fiscal year, its annual audited consolidated financial statements in accordance with the provisions set forth therein, and Parent has failed to deliver such financial statements to ORIX as of such required date (the “Reporting Breach”). Parent has requested that ORIX grant a waiver of the Event of Default arising form the Reporting Breach and ORIX is amenable thereto. Therefore, and in accordance herewith, and ORIX hereby waives the Event of Default arising from the Reporting Breach. Parent has requested until August 31, 2009 in order to provide such financial statements to ORIX, and ORIX is agreeable to such request of Parent. Accordingly, and subject to the terms and conditions hereof, ORIX does hereby agree that Parent shall have until August 31, 2009 in order to deliver its annual audited consolidated financial statements otherwise required to be delivered to ORIX pursuant to Section 5(b) of the Schedule to the Loan Agreement with respect to its 2008 fiscal year ending December 31, 2008. The agreement of ORIX to provide the foregoing accommodations to Parent does not constitute a modification of the requirements set forth in such section for any purpose other than as specifically set forth herein, nor does it waive any other term or provision of the Loan

ORIX	Amendment to Loan Agreement
Agreement or any related document, nor does it constitute an agreement to waive in the future this provision as to any other time period or any other term or provision of the Loan Agreement or any related document.
     2. Fee. In consideration for ORIX entering into this Amendment, Borrower shall concurrently pay ORIX a fee in the amount of $5,000, which shall be non-refundable and in addition to all interest and other fees payable to ORIX under the Loan Documents.
     3. Representations True. Borrower represents and warrants to ORIX that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.
     4. General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by ORIX and Borrower, and the other written documents and agreements between ORIX and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between ORIX and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.
[Signatures on Next Page]
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ORIX	Amendment to Loan Agreement

Borrower:		ORIX:

BROADSOFT, INC.		ORIX VENTURE FINANCE LLC

By	/s/ James Tholen President or Vice President	By	/s/ Kevin P. Sheehan Kevin P. Sheehan, President

Borrower:		Borrower:

BROADSOFT INTERNATIONAL, INC.		BROADSOFT M6, LLC

By	/s/ James Tholen	By	/s/ James Tholen

	President or Vice President		President or Vice President

Borrower:

BROADSOFT SYLANTRO, INC.

By	/s/ James Tholen

President or Vice President
[Signature Page—Amendment No. 2 to Loan and Security Agreement]